Supplement dated May 21, 2007 to Prospectus
                      dated May 1, 2007 for ANNUICHOICE(R)
                      II Flexible Premium Variable Annuity
    Issued by INTEGRITY LIFE INSURANCE COMPANY through its Separate Account I




This is a supplement to the prospectus identified above. Please retain this supplement to the prospectus for future reference.


PART 6 - OPTIONAL BENEFITS is modified as follows:

In the section titled GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, subsection titled GMWB INVESTMENT OPTIONS, the Fidelity VIP Freedom 2030 Portfolio is hereby removed from that subsection. The Fidelity VIP Freedom 2030 Portfolio is not available as an Investment Option if the GMWB Rider is elected.